Exhibit 99
Meredith Holdings Corporation
Supplemental Disclosures Regarding Non-GAAP Financial Measures

The following tables show results of operations as reported under accounting principles generally accepted in the United States of America (GAAP) and segment adjusted EBITDA. Segment adjusted EBITDA and special items are non-GAAP measures. Management uses and presents GAAP and non-GAAP results to evaluate and communicate its performance. While non-GAAP measures should not be construed as alternatives to GAAP measures, management believes these non-GAAP measures are useful as an aid to further understand Meredith Holdings Corporation’s current performance, performance trends, and financial condition.
Segment adjusted EBITDA is a measure of segment operating profit and non-operating income, net before depreciation, amortization, and special items. These special items have been removed as they have been deemed to be non-operational in nature. Management does not use adjusted EBITDA as a measure of liquidity or funds available for management's discretionary use because it excludes certain contractual and nondiscretionary expenditures.

Year ended December 31,	2021
	First Quarter	Second Quarter	Third Quarter	Nine Months YTD
(In millions)
Revenues
Advertising related
Digital	$105.1	$128.9	$138.9	$372.9
Magazine	114.9	129.7	117.8	362.4
Total advertising related	220.0	258.6	256.7	735.3
Consumer related
Digital	61.4	61.9	60.0	183.3
Magazine	186.3	201.4	194.6	582.3
Intersegment revenue elimination	(6.3)	(4.9)	(5.5)	(16.7)
Total consumer related	241.4	258.4	249.1	748.9
Other
Digital	1.1	1.6	1.3	4.0
Magazine	16.4	19.5	19.5	55.4
Total other	17.5	21.1	20.8	59.4
Total revenues	$478.9	$538.1	$526.6	$1,543.6

Operating profit
Digital	$32.3	$46.5	$53.8	$132.6
Magazine	102.1	26.5	8.2	136.8
Unallocated corporate	(23.2)	(37.6)	(27.1)	(87.9)
Income from operations	$111.2	$35.4	$34.9	$181.5

	(Continued)
Year ended December 31,	2021
	First Quarter	Second Quarter	Third Quarter	Nine Months YTD
(In millions)
Non-operating income, net
Digital	$—	$—	$0.5	$0.5
Magazine	1.0	1.0	0.5	2.5
Unallocated corporate	0.2	0.3	0.2	0.7
Non-operating income, net	$1.2	$1.3	$1.2	$3.7

Special items included in operating profit
Magazine
Integration and restructuring costs	$0.3	$—	$—	$0.3
Severance and related benefit costs	1.3	0.3	—	1.6
Gain on sale of businesses and assets	(97.6)	—	—	(97.6)
Total magazine	(96.0)	0.3	—	(95.7)
Unallocated corporate
Transaction costs	8.1	13.9	11.5	33.5
Integration and restructuring costs	1.9	3.6	3.5	9.0
Severance and related benefit costs	—	—	0.1	0.1
Other	—	—	2.0	2.0
Total unallocated corporate	10.0	17.5	17.1	44.6
Total special items included in operating profit	$(86.0)	$17.8	$17.1	$(51.1)

Depreciation and amortization
Digital	$13.6	$10.4	$7.7	$31.7
Magazine	14.6	11.3	14.1	40.0
Unallocated corporate	0.3	0.3	0.3	0.9
Total depreciation and amortization	$28.5	$22.0	$22.1	$72.6

Adjusted EBITDA
Digital	$45.9	$56.9	$62.0	$164.8
Magazine	21.7	39.1	22.8	83.6
Unallocated corporate	(12.7)	(19.5)	(9.5)	(41.7)
Total adjusted EBITDA	$54.9	$76.5	$75.3	$206.7

Year ended December 31,	2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
(In millions)
Revenues
Advertising related
Digital	$86.8	$70.6	$111.0	$166.6	$435.0
Magazine	159.0	129.9	134.1	160.2	583.2
Total advertising related	245.8	200.5	245.1	326.8	1,018.2
Consumer related
Digital	45.7	51.3	48.4	69.8	215.2
Magazine	212.5	193.7	183.8	202.8	792.8
Intersegment revenue elimination	(4.2)	(4.5)	(4.8)	(6.8)	(20.3)
Total consumer related	254.0	240.5	227.4	265.8	987.7
Other
Digital	1.8	1.4	1.4	1.3	5.9
Magazine	18.8	15.6	11.6	13.5	59.5
Total other	20.6	17.0	13.0	14.8	65.4
Total revenues	$520.4	$458.0	$485.5	$607.4	$2,071.3

Operating profit (loss)
Digital	$(151.2)	$3.5	$20.6	$79.8	$(47.3)
Magazine	(137.5)	12.5	11.8	39.3	(73.9)
Unallocated corporate	(7.4)	(14.0)	(16.8)	(13.4)	(51.6)
Income (loss) from operations	$(296.1)	$2.0	$15.6	$105.7	$(172.8)

Non-operating income (expense), net
Digital	$—	$—	$3.6	$—	$3.6
Magazine	1.0	1.0	0.9	0.9	3.8
Unallocated corporate	(0.5)	(0.4)	0.7	(1.0)	(1.2)
Non-operating income (expense), net	$0.5	$0.6	$5.2	$(0.1)	$6.2

Special items included in operating profit (loss)
Digital
Integration and restructuring costs	$—	$—	$0.2	$—	$0.2
Severance and related benefit costs	—	—	0.9	0.1	1.0
Write-down of impaired assets	160.6	—	—	—	160.6
Other	—	—	(0.2)	(0.1)	(0.3)
Total digital	160.6	—	0.9	—	161.5
Magazine
Integration and restructuring costs	0.3	1.8	—	—	2.1
Severance and related benefit costs	1.1	2.3	3.8	0.4	7.6
Write-down of impaired assets	182.3	—	—	—	182.3
Other	—	(2.5)	(0.9)	(0.1)	(3.5)
Total magazine	183.7	1.6	2.9	0.3	188.5

	(Continued)
Year ended December 31,	2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
(In millions)
Unallocated corporate
Integration and restructuring costs	4.2	5.0	3.4	3.9	16.5
Severance and related benefit costs	0.8	0.1	0.6	—	1.5
Other	—	—	(0.7)	—	(0.7)
Total unallocated corporate	5.0	5.1	3.3	3.9	17.3
Total special items included in operating profit (loss)	$349.3	$6.7	$7.1	$4.2	$367.3

Special items included in non-operating income (expense), net
Digital - gain on sale of business	$—	$—	$(3.6)	$—	$(3.6)
Unallocated corporate - pension settlement charge	0.6	0.4	—	1.8	2.8
Total special items included in non-operating income (expense), net	$0.6	$0.4	$(3.6)	$1.8	$(0.8)

Depreciation and amortization
Digital	$17.3	$17.3	$19.2	$20.3	$74.1
Magazine	26.2	23.0	21.9	21.5	92.6
Unallocated corporate	1.1	0.4	0.3	0.4	2.2
Total depreciation and amortization	$44.6	$40.7	$41.4	$42.2	$168.9

Adjusted EBITDA
Digital	$26.7	$20.8	$40.7	$100.1	$188.3
Magazine	73.4	38.1	37.5	62.0	211.0
Unallocated corporate	(1.2)	(8.5)	(12.5)	(8.3)	(30.5)
Total adjusted EBITDA	$98.9	$50.4	$65.7	$153.8	$368.8

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